UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 29, 2013

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2013, Entergy Corporation issued two public announcements, which are attached as Exhibits 99.1 and 99.2 hereto (the “Earnings Releases”) and incorporated herein by reference, announcing its results of operations and financial condition for the third quarter 2013.  The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to this Item 2.02.

Item 7.01. Regulation FD Disclosure

On October 29, 2013, Entergy Corporation issued the Earnings Releases, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference, announcing its results of operations and financial condition for the third quarter 2013.  The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
99.1	Release, dated October 29, 2013, issued by Entergy Corporation
99.2	Release, dated October 29, 2013, issued by Entergy Corporation
99.3	Statement on Uses and Usefulness of Non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Alyson M. Mount
Alyson M. Mount
Senior Vice President and
Chief Accounting Officer

Dated: October 29, 2013